UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: July 31

Date of reporting period: January 31, 2012

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

January 31, 2012

Semi-Annual

Repor t

Legg Mason

Western Asset

High Income

Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Western Asset High Income Fund

Fund objective

The Fund seeks high current income.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason Western Asset High Income Fund for the six-month reporting period ended January 31, 2012. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

February 24, 2012

Legg Mason Western Asset High Income Fund	III

Investment commentary

Economic review

Economic growth in the U.S. accelerated over the six months ended January 31, 2012. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 0.4% and 1.3% in the first and second quarters of 2011, respectively. Third quarter GDP growth then rose to 1.8%. The economy then gathered further momentum late in 2011, as the Commerce Department’s second estimate for fourth quarter GDP growth was 3.0% — the fastest pace since the second quarter of 2010. This was attributed, in part, to higher consumer spending, which rose 2.1% in the fourth quarter, versus 1.7% and 0.7% gains in the third and second quarters, respectively.

Two factors holding back the economy were the weak job market and continued strains in the housing market. While there was some improvement during the reporting period, unemployment remained elevated. When the reporting period began, unemployment, as reported by the U.S. Department of Labor, was 9.1%. Unemployment stayed at or above 9.0% over the next two months before declining to 8.9% in October. Unemployment then fell to 8.7% in November, 8.5% in December and 8.3% in January 2012, the latter being the lowest rate since February 2009. The housing market showed some encouraging signs, although home prices still appear to be searching for a bottom. Looking back, existing-home sales moved somewhat higher in January 2011, according to the National Association of Realtors (“NAR”). Existing-home sales then fluctuated, but increased during three of the last four months of the period. In addition, the period ended with the lowest inventory of unsold homes since March 2005. However, existing-home prices remained weak versus a year ago, with the NAR reporting that the median existing-home price for all housing types was $154,700 in January 2012, down 2% from January 2011.

After experiencing a soft patch in the summer of 2011, the manufacturing sector expanded at a stronger pace as the reporting period progressed. Based on the Institute for Supply Management’s PMI (“PMI”)ii, in July 2011, it had a reading of 50.9 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The PMI then fell to 50.6 in August 2011, its lowest reading in two years. However, the manufacturing sector gathered momentum late in the period and ended January 2012 at 54.1, its highest reading since June 2011.

IV	Legg Mason Western Asset High Income Fund

Investment commentary (cont’d)

Market review

Q. Did Treasury yields trend higher or lower during the six months ended January 31, 2012?

A. Both short- and long-term Treasury yields fluctuated but, overall, moved lower. When the period began, two- and ten-year Treasury yields were 0.36% and 2.82%, respectively. While two-year Treasury yields edged up to 0.38% at the beginning of the reporting period, this proved to be the peak for ten-year Treasury yields during the period. Yields then generally declined due to disappointing economic data and increased risk aversion. During the height of the flight to quality in September 2011, two-year Treasuries hit their low for the reporting period of 0.16% and ten-year Treasuries reached their reporting period trough of 1.72%. While they moved somewhat higher from that point, Treasury yields remained relatively low from a historical perspective. When the reporting period ended on January 31, 2012, two-year Treasury yields were 0.22% and ten-year Treasury yields were 1.83%.

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In August 2011, the Fed declared its intention to keep the federal funds rate steady until mid-2013. Then, in September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). At its meeting in December, the Fed potentially opened the door to another round of quantitative easing in 2012, saying it is “prepared to employ its tools to promote a stronger economic recovery in a context of price stability.” Finally, in January 2012, the Fed extended the period it expects to keep rates on hold, saying “economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate at least through late 2014.”

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors experienced periods of heightened volatility during the period. Risk aversion was often elevated during the first two months of the period given a host of disappointing economic data, a further escalation of the European sovereign debt crisis and the downgrading of U.S. government securities by Standard & Poor’s. Risk appetite returned in October due to some better-than-expected economic data and signs of progress in Europe. While another flight to quality occurred in November due to renewed fears regarding the European sovereign debt crisis, risk appetite returned over the last two months of the period as the U.S. economy gained further traction. For the six months ended January 31, 2012, the Barclays Capital U.S. Aggregate Indexv returned 4.25%.

Q. How did the high-yield market perform over the six months ended January 31, 2012?

A. The U.S. high-yield bond market generated a modest gain during the reporting period. The asset class fell sharply during the first two months of the period given concerns regarding the economy and the European sovereign debt crisis. With risk aversion elevated, the high-yield market, measured by the Barclays Capital U.S. High Yield — 2% Issuer Cap Indexvi, fell 4.02% and 3.29% in August and September, respectively. The market then rallied

Legg Mason Western Asset High Income Fund	V

sharply in October, rising 6.00%, as risk appetite returned. The high-yield market again weakened in November due to the escalating European sovereign debt crisis. However, it rallied during the last two months of the period as risk appetite returned. All told, the high-yield market gained 1.84% for the six months ended January 31, 2012.

Q. How did the emerging market debt asset class perform over the reporting period?

A: Despite periods of volatility, the asset class generated a positive return for the six-month reporting period. In general, emerging market debt was supported by solid growth in developing countries and overall solid demand. These factors more than offset periods of weakness triggered by concerns regarding interest rate hikes in China, geopolitical issues and decelerating growth in many developed countries. Overall, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vii returned 3.03% over the six months ended January 31, 2012.

Performance review

For the six months ended January 31, 2012, Class A shares of Legg Mason Western Asset High Income Fund, excluding sales charges, returned -0.75%. The Fund’s unmanaged benchmark, the Barclays Capital U.S. High Yield — 2% Issuer Cap Index, returned 1.84% for the same period. The Lipper High Current Yield Funds Category Average1 returned 0.77% over the same time frame.

Performance Snapshot as of January 31, 2012 (unaudited)
(excluding sales charges)	6 months
Legg Mason Western Asset High Income Fund:
Class A	-0.75%
Class B2	-1.14%
Class C	-0.96%
Class I	-0.77%
Barclays Capital U.S. High Yield — 2% Issuer Cap Index	1.84%
Lipper High Current Yield Funds Category Average	0.77%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The 30-Day SEC Yields for the period ended January 31, 2012 for Class A, Class B, Class C and Class I shares were 6.89%, 6.48%, 6.72% and 7.47%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended January 31, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 512 funds in the Fund’s Lipper category, and excluding sales charges.

[2]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

VI	Legg Mason Western Asset High Income Fund

Investment commentary (cont’d)

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated December 1, 2011, the gross total annual operating expense ratios for Class A, Class B, Class C and Class I shares were 1.00%, 1.55%, 1.45% and 0.81%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and

Chief Executive Officer

February 29, 2012

RISKS: The Fund invests in high-yield bonds, which are rated below investment grade and carry more risk than higher-rated securities. Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Also, the Fund is subject to certain risks of overseas investing, including currency fluctuations, differing securities regulations and periods of illiquidity, which could result in significant market fluctuations. These risks are magnified in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi

The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

Legg Mason Western Asset High Income Fund 2012 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of January 31, 2012 and July 31, 2011 and does not include derivatives, such as futures contracts, swap contracts, written options and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	Legg Mason Western Asset High Income Fund 2012 Semi-Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on August 1, 2011 and held for the six months ended January 31, 2012.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-0.75%	$1,000.00	$992.50	1.02%	$5.11	Class A	5.00%	$1,000.00	$1,020.01	1.02%	$5.18
Class B	-1.14	1,000.00	988.60	1.70	8.50	Class B	5.00	1,000.00	1,016.59	1.70	8.62
Class C	-0.96	1,000.00	990.40	1.49	7.45	Class C	5.00	1,000.00	1,017.65	1.49	7.56
Class I	-0.77	1,000.00	992.30	0.76	3.81	Class I	5.00	1,000.00	1,021.32	0.76	3.86

[1]	For the six months ended January 31, 2012.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

Legg Mason Western Asset High Income Fund 2012 Semi-Annual Report	3

Spread duration (unaudited)

Economic exposure — January 31, 2012

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

BC U.S. HY 2%	— Barclays Capital U.S. High Yield — 2% Issuer Cap Index
EM	— Emerging Markets
HY	— High Yield
IG	— Investment Grade
LMWA High Income	— Legg Mason Western Asset High Income Fund

4	Legg Mason Western Asset High Income Fund 2012 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — January 31, 2012

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

BC U.S. HY 2%	— Barclays Capital U.S. High Yield — 2% Issuer Cap Index
EM	— Emerging Markets
HY	— High Yield
IG	— Investment Grade
LMWA High Income	— Legg Mason Western Asset High Income Fund

Legg Mason Western Asset High Income Fund 2012 Semi-Annual Report	5

Schedule of investments (unaudited)

January 31, 2012

Legg Mason Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 83.6%
Consumer Discretionary — 17.1%
Auto Components — 0.3%
Allison Transmission Inc., Senior Notes	11.000%	11/1/15	510,000		$541,238	(a)
Goodyear Tire & Rubber Co., Senior Notes	10.500%	5/15/16	270,000		297,000
Hertz Holdings Netherlands BV, Senior Secured Bonds	8.500%	7/31/15	310,000	EUR	433,373	(a)
Total Auto Components					1,271,611
Automobiles — 1.2%
Chrysler Group LLC/CG Co.-Issuer Inc., Senior Notes	8.250%	6/15/21	1,180,000		1,132,800	(a)
Escrow GCB General Motors	—	—	4,520,000		79,100	*
Escrow GCB General Motors	—	—	2,105,000		36,838	*
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	1,550,000		1,945,250
Ford Motor Credit Co., LLC, Senior Notes	5.000%	5/15/18	830,000		860,897
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	860,000		1,055,169
Ford Motor Credit Co., LLC, Senior Notes	5.875%	8/2/21	240,000		262,910
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	510,000		553,987	(a)
Total Automobiles					5,926,951
Diversified Consumer Services — 0.7%
Service Corp. International, Senior Notes	7.500%	4/1/27	1,110,000		1,094,737
Sotheby’s, Senior Notes	7.750%	6/15/15	1,540,000		1,678,600
Stewart Enterprises Inc., Senior Notes	6.500%	4/15/19	460,000		473,800
Stonemor Operating LLC/Cornerstone Family Services of WV/Osiris Holding, Senior Notes	10.250%	12/1/17	429,000		396,825
Total Diversified Consumer Services					3,643,962
Hotels, Restaurants & Leisure — 6.4%
Ameristar Casinos Inc., Senior Notes	7.500%	4/15/21	500,000		535,000
Boyd Gaming Corp., Senior Subordinated Notes	7.125%	2/1/16	580,000		530,700
Caesars Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	2,334,000		1,908,045
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	10.000%	12/15/15	1,000,000		850,000
CityCenter Holdings LLC/CityCenter Finance Corp., Secured Notes	10.750%	1/15/17	891,860		951,730	(b)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	1,180,000		1,156,400	(a)
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	2,379,804		2,046,631	(a)
Fiesta Restaurant Group, Secured Notes	8.875%	8/15/16	680,000		697,000	(a)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	1,070,000		1,000,450	(a)

See Notes to Financial Statements.

6	Legg Mason Western Asset High Income Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

January 31, 2012

Legg Mason Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — continued
Inn of the Mountain Gods Resort & Casino, Senior Secured Notes	8.750%	11/30/20	1,289,000	$1,276,110	(a)
Landry’s Acquisition Co., Secured Notes	11.625%	12/1/15	500,000	538,750	(a)
Landry’s Holdings Inc., Senior Secured Notes	11.500%	6/1/14	1,740,000	1,744,350	(a)
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	1,730,000	1,864,075
MGM Resorts International, Senior Notes	6.625%	7/15/15	990,000	994,950
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	185,000	211,825
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	1,605,000	1,833,713
Mohegan Tribal Gaming Authority, Senior Secured Notes	11.500%	11/1/17	430,000	406,350	(a)
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	8.000%	4/1/12	3,480,000	2,862,300
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	1,950,000	2,120,625
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	3,080,000	3,603,600
Pinnacle Entertainment Inc., Senior Subordinated Notes	7.500%	6/15/15	350,000	358,750
Pinnacle Entertainment Inc., Senior Subordinated Notes	8.750%	5/15/20	250,000	255,625
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	1,390,000	1,428,225	(a)
Snoqualmie Entertainment Authority, Senior Secured Notes	4.179%	2/1/14	1,130,000	1,017,000	(a)(c)
Snoqualmie Entertainment Authority, Senior Secured Notes	9.125%	2/1/15	180,000	177,750	(a)
Speedway Motorsports Inc., Senior Notes	6.750%	2/1/19	190,000	196,650
Station Casinos Inc., Senior Subordinated Notes	6.625%	3/15/18	150,000	0	(d)(e)(f)(g)
Total Hotels, Restaurants & Leisure				30,566,604
Internet & Catalog Retail — 0.5%
Netflix Inc., Senior Notes	8.500%	11/15/17	1,360,000	1,501,100
QVC Inc., Senior Secured Notes	7.375%	10/15/20	905,000	993,238	(a)
Total Internet & Catalog Retail				2,494,338
Media — 5.9%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.875%	4/30/18	1,260,000	1,373,400
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	3,440,000	3,822,700
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	2,070,000	1,516,275	(a)
Cengage Learning Acquisitions Inc., Senior Subordinated Notes	13.250%	7/15/15	870,000	567,675	(a)
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	2,620,000	2,829,600	(a)
DISH DBS Corp., Senior Notes	6.625%	10/1/14	110,000	118,800

See Notes to Financial Statements.

Legg Mason Western Asset High Income Fund 2012 Semi-Annual Report	7

Legg Mason Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
DISH DBS Corp., Senior Notes	7.875%	9/1/19	1,430,000	$1,655,225
EchoStar DBS Corp., Senior Notes	7.125%	2/1/16	235,000	259,088
Entercom Radio LLC, Senior Notes	10.500%	12/1/19	490,000	514,500
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	1,390,000	1,438,650
LBI Media Inc., Senior Secured Notes	9.250%	4/15/19	1,580,000	1,374,600	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	2,870,000	2,740,850	(a)
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	11.500%	5/1/16	490,000	564,725
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	7.750%	10/15/18	2,670,000	2,987,062
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	1,020,000	918,000	(a)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	570,000	570,000	(a)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	1,710,000	1,786,950	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	690,000	753,825	(a)
UPCB Finance III Ltd., Senior Secured Notes	6.625%	7/1/20	2,450,000	2,511,250	(a)
Total Media				28,303,175
Multiline Retail — 0.3%
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	1,815,000	1,676,606
Specialty Retail — 1.2%
American Greetings Corp., Senior Notes	7.375%	12/1/21	470,000	477,637
Edcon Proprietary Ltd., Senior Secured Notes	9.500%	3/1/18	2,050,000	1,752,750	(a)
Gymboree Corp., Senior Notes	9.125%	12/1/18	2,160,000	1,933,200
RadioShack Corp., Senior Notes	6.750%	5/15/19	510,000	430,950
Sally Holdings LLC/Sally Capital Inc., Senior Notes	6.875%	11/15/19	250,000	268,750	(a)
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	850,000	858,500	(a)
Total Specialty Retail				5,721,787
Textiles, Apparel & Luxury Goods — 0.6%
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	790,000	750,500	(a)
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	1,835,000	2,020,794
Total Textiles, Apparel & Luxury Goods				2,771,294
Total Consumer Discretionary				82,376,328
Consumer Staples — 2.0%
Food & Staples Retailing — 0.2%
Post Holdings Inc., Senior Notes	7.375%	2/15/22	950,000	985,625	(a)
Food Products — 1.0%
Del Monte Corp., Senior Notes	7.625%	2/15/19	1,984,000	1,961,680
Harmony Foods Corp., Senior Secured Notes	10.000%	5/1/16	580,000	592,325	(a)

See Notes to Financial Statements.

8	Legg Mason Western Asset High Income Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

January 31, 2012

Legg Mason Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Food Products — continued
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	2,690,000	$2,427,725	(a)
Total Food Products				4,981,730
Household Products — 0.2%
Reynolds Group DL Escrow Inc./Reynolds Group Escrow LLC, Senior Secured Notes	7.750%	10/15/16	660,000	706,200	(a)
Personal Products — 0.1%
Prestige Brands International Inc., Senior Notes	8.125%	2/1/20	520,000	542,100	(a)
Tobacco — 0.5%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	2,640,000	2,580,600
Total Consumer Staples				9,796,255
Energy — 16.4%
Energy Equipment & Services — 3.5%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	1,000,000	1,040,000
Compagnie Generale de Geophysique-Veritas, Senior Notes	6.500%	6/1/21	250,000	250,000
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	2,695,000	2,708,475	(a)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	990,000	1,019,700
Oil States International Inc., Senior Notes	6.500%	6/1/19	1,050,000	1,120,875
Parker Drilling Co., Senior Notes	9.125%	4/1/18	450,000	479,250
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	680,000	710,600	(a)
Pioneer Drilling Co., Senior Notes	9.875%	3/15/18	860,000	920,200	(a)
Precision Drilling Corp., Senior Notes	6.625%	11/15/20	1,180,000	1,244,900
SESI LLC, Senior Notes	7.125%	12/15/21	2,070,000	2,251,125	(a)
Unit Corp., Senior Subordinated Notes	6.625%	5/15/21	960,000	974,400
Vantage Drilling Co., Senior Secured Notes	11.500%	8/1/15	3,760,000	4,183,000
Total Energy Equipment & Services				16,902,525
Oil, Gas & Consumable Fuels — 12.9%
Arch Coal Inc., Senior Notes	8.750%	8/1/16	720,000	788,400
Arch Coal Inc., Senior Notes	7.000%	6/15/19	1,270,000	1,279,525	(a)
Berry Petroleum Co., Senior Notes	10.250%	6/1/14	1,195,000	1,365,287
Berry Petroleum Co., Senior Notes	6.750%	11/1/20	240,000	250,800
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	1,010,000	1,020,100	(a)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	260,000	262,600	(a)
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	2,570,000	2,595,700
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	670,000	663,300
Chesapeake Midstream Partners LP / CHKM Finance Corp., Senior Notes	6.125%	7/15/22	2,280,000	2,322,750	(a)

See Notes to Financial Statements.

Legg Mason Western Asset High Income Fund 2012 Semi-Annual Report	9

Legg Mason Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance Inc., Senior Notes	6.625%	11/15/19	1,290,000	$1,302,900	(a)
Coffeyville Resources LLC/Coffeyville Finance Inc., Senior Secured Notes	9.000%	4/1/15	1,090,000	1,171,750	(a)
Compagnie Generale de Geophysique-Veritas, Senior Notes	9.500%	5/15/16	850,000	928,625
Concho Resources Inc., Senior Notes	7.000%	1/15/21	1,290,000	1,425,450
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	1,920,000	2,090,400
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	3,251,478	2,536,153	(a)(b)(f)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	1,310,000	1,427,900
Denbury Resources Inc., Senior Subordinated Notes	8.250%	2/15/20	1,275,000	1,456,687
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	410,000	482,581
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	1,450,000	1,609,500
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	1,130,000	1,221,544	(c)
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	665,000	704,091	(c)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	2,730,000	2,388,750
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	1,230,000	1,305,338	(a)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	1,160,000	1,249,900
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.250%	6/15/22	2,170,000	2,316,475
MEG Energy Corp., Senior Notes	6.500%	3/15/21	1,730,000	1,816,500	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	1,870,000	1,355,750
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	2,930,000	2,116,925
Peabody Energy Corp., Senior Notes	6.000%	11/15/18	1,150,000	1,190,250	(a)
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	1,400,000	1,508,500
Petroplus Finance Ltd., Senior Notes	6.750%	5/1/14	900,000	270,000	(a)(d)
Petroplus Finance Ltd., Senior Notes	7.000%	5/1/17	630,000	189,000	(a)(d)
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	1,190,000	1,344,700
Plains Exploration & Production Co., Senior Notes	6.750%	2/1/22	950,000	1,037,875
PT Adaro Indonesia, Senior Notes	7.625%	10/22/19	420,000	473,550	(a)
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	4,435,000	4,756,537
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.875%	12/1/18	1,110,000	1,209,900
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	350,000	378,000
SandRidge Energy Inc., Senior Notes	7.500%	3/15/21	500,000	510,000

See Notes to Financial Statements.

10	Legg Mason Western Asset High Income Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

January 31, 2012

Legg Mason Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.375%	8/1/22	1,120,000		$1,138,200	(a)
Teekay Corp., Senior Notes	8.500%	1/15/20	2,680,000		2,693,400
Tennessee Gas Pipeline Co., Senior Notes	8.375%	6/15/32	1,540,000		1,919,544
Westmoreland Coal Co./Westmoreland Partners, Senior Secured Notes	10.750%	2/1/18	850,000		816,000	(a)
Whiting Petroleum Corp., Senior Subordinated Notes	6.500%	10/1/18	940,000		1,003,450
WPX Energy Inc., Senior Notes	6.000%	1/15/22	820,000		821,025	(a)
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	1,380,000		1,124,700	(a)
Total Oil, Gas & Consumable Fuels					61,840,312
Total Energy					78,742,837
Financials — 8.0%
Commercial Banks — 2.7%
BankAmerica Institutional Capital A, Junior Subordinated Bonds	8.070%	12/31/26	550,000		541,750	(a)
BankAmerica Institutional Capital B, Junior Subordinated Bonds	7.700%	12/31/26	355,000		339,913	(a)
Barclays Bank PLC, Subordinated Notes	6.050%	12/4/17	990,000		1,002,940	(a)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	430,000		499,651	(a)
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/16	404,154		404,659
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	880,000		726,000	(a)(c)(h)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	2,560,000		2,321,229	(a)
NB Capital Trust IV, Junior Subordinated Notes	8.250%	4/15/27	1,720,000		1,711,400
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	2,020,000		2,511,680	(a)(c)(h)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	990,000		772,200	(c)(h)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	1,450,000		1,389,087
Santander Finance Preferred SA Unipersonal, Junior Subordinated Notes	10.500%	9/29/14	720,000		741,658	(c)(h)
Total Commercial Banks					12,962,167
Consumer Finance — 1.2%
Ally Financial Inc., Senior Notes	8.300%	2/12/15	290,000		320,630
Ally Financial Inc., Senior Notes	8.000%	3/15/20	3,850,000		4,244,625
Ally Financial Inc., Senior Notes	7.500%	9/15/20	220,000		236,775
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	790,000	EUR	1,062,603
Total Consumer Finance					5,864,633
Diversified Financial Services — 3.7%
Bank of America Corp., Senior Notes	6.500%	8/1/16	2,010,000		2,145,329
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	3,324,000		3,847,530

See Notes to Financial Statements.

Legg Mason Western Asset High Income Fund 2012 Semi-Annual Report	11

Legg Mason Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Financial Services — continued
Capital One Capital V, Junior Subordinated Notes, Cumulative Trust Preferred Securities	10.250%	8/15/39	760,000	$799,900
Countrywide Capital III, Junior Subordinated Notes	8.050%	6/15/27	280,000	268,800
International Lease Finance Corp., Medium-Term Notes, Senior Notes	5.625%	9/20/13	1,650,000	1,660,312
International Lease Finance Corp., Senior Notes	8.625%	9/15/15	3,030,000	3,279,975
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	1,030,000	1,130,425
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	2,880,000	3,189,600
MBNA Capital A, Junior Subordinated Notes	8.278%	12/1/26	1,430,000	1,421,063
Total Diversified Financial Services				17,742,934
Insurance — 0.1%
American International Group Inc., Junior Subordinated Notes	8.175%	5/15/58	280,000	273,000	(c)
ING Capital Funding Trust III, Junior Subordinated Bonds	4.179%	3/31/12	420,000	337,491	(c)(h)
Total Insurance				610,491
Thrifts & Mortgage Finance — 0.3%
General Motors Financial Co., Senior Notes	6.750%	6/1/18	1,140,000	1,191,300	(a)
Total Financials				38,371,525
Health Care — 5.4%
Biotechnology — 0.2%
Grifols Inc., Senior Notes	8.250%	2/1/18	690,000	760,725
Health Care Equipment & Supplies — 0.2%
Biomet Inc., Senior Notes	10.000%	10/15/17	930,000	1,009,050
Health Care Providers & Services — 5.0%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	1,310,000	1,316,550
American Renal Associates Holdings Inc., Senior Notes	9.750%	3/1/16	1,274,856	1,286,860
American Renal Holdings, Senior Secured Notes	8.375%	5/15/18	1,210,000	1,312,850
AMERIGROUP Corp., Senior Notes	7.500%	11/15/19	1,050,000	1,126,125
Community Health Systems Inc., Senior Notes	8.000%	11/15/19	2,160,000	2,222,100	(a)
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	3,780,000	3,496,500
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	860,000	821,300	(a)
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	5.875%	1/31/22	550,000	563,750	(a)
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.875%	7/15/17	530,000	573,063
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.500%	9/15/18	340,000	366,350	(a)
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	1,450,000	1,642,125	(a)
HCA Inc., Notes	7.690%	6/15/25	573,000	538,620
HCA Inc., Senior Secured Notes	7.875%	2/15/20	3,275,000	3,598,406

See Notes to Financial Statements.

12	Legg Mason Western Asset High Income Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

January 31, 2012

Legg Mason Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — continued
INC Research LLC, Senior Notes	11.500%	7/15/19	650,000	$601,250	(a)
InVentiv Health Inc., Senior Notes	10.000%	8/15/18	1,300,000	1,183,000	(a)
Tenet Healthcare Corp., Senior Notes	6.875%	11/15/31	830,000	699,275
Tenet Healthcare Corp., Senior Secured Notes	6.250%	11/1/18	2,000,000	2,100,000	(a)
US Oncology Inc. Escrow	—	—	1,045,000	15,675	*
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	595,000	626,237
Total Health Care Providers & Services				24,090,036
Total Health Care				25,859,811
Industrials — 13.2%
Aerospace & Defense — 2.0%
Ducommun Inc., Senior Notes	9.750%	7/15/18	840,000	863,100	(a)
FGI Operating Co. Inc., Senior Secured Notes	10.250%	8/1/15	1,867,000	2,002,357
Huntington Ingalls Industries Inc., Senior Notes	6.875%	3/15/18	280,000	291,200	(a)
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	2,170,000	2,305,625
Triumph Group Inc., Senior Notes	8.625%	7/15/18	1,350,000	1,512,000
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	2,575,000	2,587,875	(a)
Total Aerospace & Defense				9,562,157
Airlines — 1.5%
American Airlines Pass-Through Trust, Secured Notes	7.000%	1/31/18	784,785	737,698	(a)
Continental Airlines Inc., Pass-Through Certificates	7.373%	12/15/15	133,627	130,794
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	79,631	84,409
Continental Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	1,471,537	1,493,610
Continental Airlines Inc., Senior Secured Notes	6.750%	9/15/15	110,000	110,550	(a)
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	1,055,000	1,107,750	(a)
Delta Air Lines, Secured Notes	6.375%	1/2/16	750,000	688,125
Delta Air Lines Inc., Pass-Through Certificates	8.954%	8/10/14	182,403	183,315
Delta Air Lines Inc., Pass-Through Certificates	6.821%	8/10/22	597,509	645,310
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	236,625	237,808
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	354,191	370,129
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	532,000	569,240	(a)
United Air Lines Inc., Senior Secured Notes	9.875%	8/1/13	605,000	635,250	(a)
Total Airlines				6,993,988
Building Products — 0.8%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, step bond	0.000%	6/30/15	685,600	555,336	(a)(e)

See Notes to Financial Statements.

Legg Mason Western Asset High Income Fund 2012 Semi-Annual Report	13

Legg Mason Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Building Products — continued
Building Materials Corp. of America, Senior Notes	6.875%	8/15/18	420,000	$445,725	(a)
Building Materials Corp. of America, Senior Notes	6.750%	5/1/21	1,820,000	1,961,050	(a)
Shea Homes LP, Senior Secured Notes	8.625%	5/15/19	910,000	912,275	(a)
Total Building Products				3,874,386
Commercial Services & Supplies — 1.8%
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	2,735,000	2,529,875	(a)
American Reprographics Co., Senior Notes	10.500%	12/15/16	1,530,000	1,507,050
Geo Group Inc., Senior Notes	7.750%	10/15/17	1,350,000	1,451,250
International Lease Finance Corp., Senior Notes	8.625%	1/15/22	470,000	510,248
JM Huber Corp., Senior Notes	9.875%	11/1/19	770,000	804,650	(a)
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	150,000	155,625
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Secured Notes	10.000%	7/15/17	1,610,000	1,875,650	(a)
Total Commercial Services & Supplies				8,834,348
Electrical Equipment — 0.3%
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	1,660,000	1,456,650	(a)
Industrial Conglomerates — 0.3%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	1,490,000	1,609,200
Machinery — 0.5%
Dematic SA, Senior Secured Notes	8.750%	5/1/16	2,100,000	2,131,500	(a)
Marine — 0.9%
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	900,000	882,000	(a)(e)
Horizon Lines LLC, Senior Secured Notes	13.000%	10/15/16	1,110,000	1,035,075	(a)(b)(e)
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	2,290,000	1,728,950
Navios Maritime Holdings Inc./Navios Maritime Finance II U.S. Inc., Senior Notes	8.125%	2/15/19	750,000	594,375
Total Marine				4,240,400
Road & Rail — 3.0%
Avis Budget Car Rental LLC/Avis Budget Finance Inc., Senior Notes	9.750%	3/15/20	450,000	492,750
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	3,538,125	2,625,232	(b)
Florida East Coast Railway Corp., Senior Secured Notes	8.125%	2/1/17	490,000	492,450
Jack Cooper Holdings Corp., Senior Secured Notes	12.750%	12/15/15	2,240,000	2,251,200	(a)
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	875,000	1,023,750
Kansas City Southern de Mexico, Senior Notes	8.000%	2/1/18	2,850,000	3,195,563
Kansas City Southern Railway, Senior Notes	8.000%	6/1/15	330,000	351,450

See Notes to Financial Statements.

14	Legg Mason Western Asset High Income Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

January 31, 2012

Legg Mason Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Road & Rail — continued
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	410,000	$438,700
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	3,165,000	3,536,887
Total Road & Rail				14,407,982
Trading Companies & Distributors — 0.7%
Ashtead Capital Inc., Notes	9.000%	8/15/16	935,000	984,088	(a)
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	2,045,000	2,116,575
Total Trading Companies & Distributors				3,100,663
Transportation — 1.3%
CMA CGM, Senior Notes	8.500%	4/15/17	2,570,000	1,169,350	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	2,610,000	2,231,550	(a)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	3,190,000	3,038,475	(a)
Total Transportation				6,439,375
Transportation Infrastructure — 0.1%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	550,000	561,688	(a)
Total Industrials				63,212,337
Information Technology — 2.0%
Electronic Equipment, Instruments & Components — 0.7%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	3,080,000	3,457,300	(a)
IT Services — 0.7%
First Data Corp., Senior Notes	10.550%	9/24/15	9,768	9,368
First Data Corp., Senior Notes	12.625%	1/15/21	2,350,000	2,285,375
First Data Corp., Senior Secured Notes	7.375%	6/15/19	1,100,000	1,102,750	(a)
Total IT Services				3,397,493
Semiconductors & Semiconductor Equipment — 0.5%
CDW LLC/CDW Finance Corp., Senior Notes	11.000%	10/12/15	550,000	580,250
CDW LLC/CDW Finance Corp., Senior Notes	11.500%	10/12/15	410,000	432,550	(b)
CEVA Group PLC, Senior Secured Notes	12.750%	3/31/20	310,000	305,911	(a)(f)
Freescale Semiconductor Inc., Senior Notes	10.750%	8/1/20	134,000	146,730
Freescale Semiconductor Inc., Senior Secured Notes	9.250%	4/15/18	950,000	1,042,625	(a)
Total Semiconductors & Semiconductor Equipment				2,508,066
Software — 0.1%
Sophia LP/Sophia Finance Inc., Senior Notes	9.750%	1/15/19	430,000	449,350	(a)
Total Information Technology				9,812,209
Materials — 6.6%
Chemicals — 1.9%
CF Industries Inc., Senior Notes	6.875%	5/1/18	210,000	244,125

See Notes to Financial Statements.

Legg Mason Western Asset High Income Fund 2012 Semi-Annual Report	15

Legg Mason Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Chemicals — continued
Georgia Gulf Corp., Senior Secured Notes	9.000%	1/15/17	660,000		$740,850	(a)
Ineos Finance PLC, Senior Secured Notes	9.000%	5/15/15	590,000		612,125	(a)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	967,000	EUR	1,233,262	(a)
Lyondell Chemical Co., Senior Secured Notes	8.000%	11/1/17	490,000		548,800
Lyondell Chemical Co., Senior Secured Notes	11.000%	5/1/18	1,402,828		1,543,111
LyondellBasell Industries NV, Senior Notes	6.000%	11/15/21	1,640,000		1,791,700	(a)
Solutia Inc., Senior Notes	8.750%	11/1/17	980,000		1,114,750
Solutia Inc., Senior Notes	7.875%	3/15/20	1,300,000		1,534,000
Total Chemicals					9,362,723
Containers & Packaging — 1.1%
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	1,300,000		1,332,500	(a)
Ardagh Packaging Finance PLC, Senior Secured Notes	7.375%	10/15/17	600,000	EUR	804,450	(a)
Berry Plastics Corp., Senior Secured Notes	9.500%	5/15/18	200,000		209,000
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Notes	9.875%	8/15/19	370,000		378,325	(a)
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	2,420,000		2,486,550	(a)
Total Containers & Packaging					5,210,825
Metals & Mining — 2.4%
FMG Resources (August 2006), Senior Notes	6.375%	2/1/16	770,000		785,400	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	840,000		871,500	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	1,340,000		1,443,850	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	3,480,000		2,466,450	(a)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	1,130,000		988,750	(a)
Novelis Inc., Senior Notes	8.750%	12/15/20	1,980,000		2,222,550
Ryerson Holding Corp., Senior Secured Notes	0.000%	2/1/15	2,870,000		1,234,100
Thompson Creek Metals Co. Inc., Senior Notes	7.375%	6/1/18	1,450,000		1,363,000
Total Metals & Mining					11,375,600
Paper & Forest Products — 1.2%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	2,593,000		2,346,665
PE Paper Escrow GmbH, Senior Secured Notes	12.000%	8/1/14	700,000		763,000	(a)
Sappi Papier Holding GmbH, Senior Secured Notes	6.625%	4/15/21	620,000		570,400	(a)
Verso Paper Holdings LLC, Senior Secured Notes	11.500%	7/1/14	1,345,000		1,392,075
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	8.750%	2/1/19	1,125,000		630,000
Total Paper & Forest Products					5,702,140
Total Materials					31,651,288

See Notes to Financial Statements.

16	Legg Mason Western Asset High Income Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

January 31, 2012

Legg Mason Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Telecommunication Services — 6.9%
Diversified Telecommunication Services — 4.7%
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	345,000	$277,725
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	1,570,000	1,636,725	(a)
EH Holding Corp., Senior Secured Notes	6.500%	6/15/19	1,040,000	1,088,100	(a)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	1,840,000	1,948,100	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	4/1/19	1,460,000	1,529,350	(a)
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	1,600,000	1,644,000	(a)
Primus Telecommunications Holding Inc., Senior Notes	10.000%	4/15/17	407,611	397,421	(a)
Satmex Escrow SA de CV, Secured Senior Notes	9.500%	5/15/17	1,020,000	1,071,000
TW Telecom Holdings Inc., Senior Notes	8.000%	3/1/18	1,700,000	1,848,750
UPCB Finance VI Ltd., Senior Secured Notes	6.875%	1/15/22	340,000	340,000	(a)
West Corp., Senior Notes	8.625%	10/1/18	740,000	780,700
West Corp., Senior Notes	7.875%	1/15/19	2,000,000	2,105,000
West Corp., Senior Subordinated Notes	11.000%	10/15/16	1,460,000	1,556,725
Wind Acquisition Finance SA, Senior Secured Notes	7.250%	2/15/18	890,000	865,525	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	3,746,910	2,919,105	(a)(b)
Windstream Corp., Senior Notes	7.500%	6/1/22	160,000	168,400	(a)
Windstream Corp., Senior Notes	7.500%	4/1/23	2,400,000	2,496,000
Total Diversified Telecommunication Services				22,672,626
Wireless Telecommunication Services — 2.2%
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	1,610,000	1,706,600
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	2,620,000	1,955,175
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	3,170,000	2,678,650
Sprint Nextel Corp., Senior Notes	9.000%	11/15/18	1,850,000	1,998,000	(a)
Sprint Nextel Corp., Senior Notes	9.250%	4/15/22	2,250,000	2,171,250
Total Wireless Telecommunication Services				10,509,675
Total Telecommunication Services				33,182,301
Utilities — 6.0%
Electric Utilities — 1.5%
AES Ironwood LLC, Secured Notes	8.857%	11/30/25	1,324,960	1,344,834
Astoria Depositor Corp., Pass-Through Certificates	8.144%	5/1/21	1,630,000	1,385,500	(a)
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	1,096,306	1,082,603	(f)
Reliant Energy Mid-Atlantic Power Holdings LLC, Senior Notes	9.681%	7/2/26	2,370,000	2,227,800
Texas Competitive Electric Holdings Co. LLC, Senior Notes	10.250%	11/1/15	860,000	260,150

See Notes to Financial Statements.

Legg Mason Western Asset High Income Fund 2012 Semi-Annual Report	17

Legg Mason Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Electric Utilities — continued
Texas Competitive Electric Holdings Co. LLC/TCEH Finance Inc., Senior Secured Notes	11.500%	10/1/20	810,000	$615,600	(a)
Total Electric Utilities				6,916,487
Gas Utilities — 0.3%
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	40,000	49,140
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	1,270,000	1,339,850
Total Gas Utilities				1,388,990
Independent Power Producers & Energy Traders — 4.2%
AES Corp., Senior Notes	7.750%	10/15/15	350,000	386,750
AES Corp., Senior Notes	9.750%	4/15/16	665,000	784,700
AES Corp., Senior Notes	7.375%	7/1/21	690,000	765,900	(a)
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	1,070,000	1,110,125	(a)
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	980,000	1,048,600	(a)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	1,620,000	1,745,550	(a)
Dynegy Inc., Bonds	7.670%	11/8/16	1,030,000	597,400	(d)
Edison Mission Energy, Senior Notes	7.625%	5/15/27	285,000	153,900
Energy Future Intermediate Holding Co. LLC, Senior Secured Notes	9.750%	10/15/19	970,000	1,003,950
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	3,600,000	3,897,000
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	1,110,000	1,093,350	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	2,270,000	2,394,850	(a)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	3,660,000	3,348,900
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	1,890,131	1,927,934
Total Independent Power Producers & Energy Traders				20,258,909
Total Utilities				28,564,386
Total Corporate Bonds & Notes (Cost — $405,103,369)				401,569,277
Collateralized Senior Loans — 4.3%
Consumer Discretionary — 1.0%
Diversified Consumer Services — 0.4%
Realogy Corp., Term Loan	13.500%	10/15/17	2,000,000	2,033,334	(i)
Hotels, Restaurants & Leisure — 0.3%
El Pollo Loco Inc., First Lien Term Loan	9.250%	7/14/17	1,532,300	1,448,023	(i)
Specialty Retail — 0.3%
BCBG Maxazria International, Term Loan B	9.770%	5/19/15	1,373,100	1,280,416	(i)
Total Consumer Discretionary				4,761,773

See Notes to Financial Statements.

18	Legg Mason Western Asset High Income Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

January 31, 2012

Legg Mason Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Consumer Staples — 0.2%
Personal Products — 0.2%
Prestige Brands Inc.	0.000%	1/31/13	950,000	$950,000	(f)(i)
Energy — 0.5%
Oil, Gas & Consumable Fuels — 0.5%
Samson Investment Co., Term Loan	8.000%	12/21/12	2,120,000	2,120,000	(i)
Health Care — 0.1%
Health Care Equipment & Supplies — 0.1%
Immucor Inc., Term Loan B	7.250%	8/17/18	588,525	594,165	(i)
Industrials — 1.1%
Marine — 0.1%
Trico Shipping AS, Term Loan A	10.000%	5/13/14	220,794	220,794	(e)(i)
Trico Shipping AS, Term Loan B	—	5/13/14	388,745	388,745	(e)(i)(j)*
Total Marine				609,539
Trading Companies & Distributors — 1.0%
United Rentals Inc.	0.000%	4/13/12	2,184,531	2,184,531	(f)(i)
United Rentals Inc.	0.000%	1/17/13	2,300,035	2,300,035	(f)(i)
Total Trading Companies & Distributors				4,484,566
Total Industrials				5,094,105
Information Technology — 0.2%
IT Services — 0.2%
SRA International Inc., Term Loan B	6.500%	7/20/18	917,429	897,360	(i)
Telecommunication Services — 1.0%
Wireless Telecommunication Services — 1.0%
Vodafone Americas Finance 2 Inc., Term Loan A	6.875%	8/11/15	3,189,572	3,189,572	(i)
Vodafone Americas Finance 2 Inc., Term Loan B	6.250%	7/11/16	1,691,250	1,695,478	(i)
Total Telecommunication Services				4,885,050
Utilities — 0.2%
Electric Utilities — 0.2%
Texas Competitive Electric Holdings Co. LLC, Term Loan	4.742-4.795%	10/10/17	1,798,436	1,116,718	(i)
Total Collateralized Senior Loans (Cost — $20,835,886)				20,419,171
Convertible Bonds & Notes — 0.9%
Consumer Discretionary — 0.6%
Diversified Consumer Services — 0.6%
Realogy Corp., Senior Subordinated Bonds	11.000%	4/15/18	3,687,000	2,838,990	(a)
Industrials — 0.2%
Marine — 0.2%
Horizon Lines Inc., Secured Senior Notes	6.000%	4/15/17	1,954,998	1,340,874	(e)(f)

See Notes to Financial Statements.

Legg Mason Western Asset High Income Fund 2012 Semi-Annual Report	19

Legg Mason Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Materials — 0.1%
Chemicals — 0.1%
Hercules Inc.	6.500%	6/30/29	440,000	$358,864
Total Convertible Bonds & Notes (Cost — $4,742,094)				4,538,728

			Shares
Common Stocks — 2.4%
Consumer Discretionary — 1.3%
Media — 1.3%
Charter Communications Inc., Class A Shares			104,841	6,043,035	*
Energy — 0.5%
Energy Equipment & Services — 0.5%
KCAD Holdings I Ltd.			241,085,206	2,429,657	(e)(f)
Industrials — 0.4%
Building Products — 0.0%
Nortek Inc.			3,092	85,030	*
Marine — 0.4%
DeepOcean Group Holding AS			104,107	1,899,953
Horizon Lines Inc., Class A Shares			40,254	102,647	*
Total Marine				2,002,600
Total Industrials				2,087,630
Materials — 0.2%
Chemicals — 0.2%
Georgia Gulf Corp.			26,664	934,574	*
LyondellBasell Industries NV, Class A Shares			2,283	98,397
Total Materials				1,032,971
Telecommunication Services — 0.0%
Diversified Telecommunication Services — 0.0%
World Access Inc.			1,571	1	*(e)
Total Common Stocks (Cost — $8,737,897)				11,593,294
Convertible Preferred Stocks — 0.4%
Financials — 0.4%
Diversified Financial Services — 0.4%
Citigroup Inc. (Cost — $1,881,155)	7.500%		21,000	1,945,860
Preferred Stocks — 2.0%
Financials — 1.9%
Consumer Finance — 0.8%
GMAC Capital Trust I	8.125%		182,300	4,045,237	(c)

See Notes to Financial Statements.

20	Legg Mason Western Asset High Income Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

January 31, 2012

Legg Mason Western Asset High Income Fund

Security	Rate		Shares	Value
Diversified Financial Services — 1.1%
Citigroup Capital XII	8.500%		123,150	$3,173,575	(c)
Citigroup Capital XIII	7.875%		79,050	2,129,607	(c)
Total Diversified Financial Services				5,303,182
Total Financials				9,348,419
Industrials — 0.1%
Road & Rail — 0.1%
Jack Cooper Holdings Corp.	20.000%		421,300	423,407	(a)
Total Preferred Stocks (Cost — $9,957,178)				9,771,826

		Expiration Date	Notional Par
Purchased Options — 0.3%
Credit Default Swaption with Credit Suisse First Boston Inc. to buy protection on Markit CDX.NA.HY.17 Index, Put @ $97.00 (Cost — $1,561,250)		6/20/12	41,522,600	1,356,060

			Warrants
Warrants — 0.2%
Buffets Restaurant Holdings		4/28/14	1,989	20	*(e)(f)
Charter Communications Inc.		11/30/14	3,790	56,850	*
General Motors Co.		7/10/16	13,091	198,067	*
General Motors Co.		7/10/19	24,532	256,114	*
Jack Cooper Holdings Corp.		12/15/17	2,140	133,750	*
Jack Cooper Holdings Corp.		5/6/18	945	59,062	*(a)
Nortek Inc.		12/7/14	3,691	9,966	*(e)(f)
SemGroup Corp.		11/30/14	12,719	76,314	*(e)
Total Warrants (Cost — $2,713,346)				790,143
Total Investments before Short-Term Investments (Cost — $455,532,175)				451,984,359

See Notes to Financial Statements.

Legg Mason Western Asset High Income Fund 2012 Semi-Annual Report	21

Legg Mason Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Short-Term Investments — 4.0%
U.S. Government Agencies — 4.0%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.050%	2/14/12	3,000,000	$2,999,946	(k)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.080%	7/11/12	16,400,000	16,397,802	(k)
Total Short-Term Investments (Cost — $19,394,090)				19,397,748
Total Investments — 98.1% (Cost — $474,926,265#)				471,382,107
Other Assets in Excess of Liabilities — 1.9%				9,214,777
Total Net Assets — 100.0%				$480,596,884

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(c)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(d)	The coupon payment on these securities is currently in default as of January 31, 2012.

(e)	Illiquid security.

(f)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(g)	Value is less than $1.

(h)	Security has no maturity date. The date shown represents the next call date.

(i)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(j)	All or a portion of this loan is unfunded as of January 31, 2012.

(k)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:
EUR	— Euro

Schedule of Written Options
Security	Expiration Date	Strike Price	Notional Par	Value
Credit Default Swaption with Credit Suisse First Boston Inc. to sell protection on Markit CDX.NA.HY.17 Index, Put	6/20/12	$92.00	83,045,200	$1,424,076
Total Written Options (Premiums received — $1,652,599)				$1,424,076

See Notes to Financial Statements.

22	Legg Mason Western Asset High Income Fund 2012 Semi-Annual Report

Statement of assets and liabilities (unaudited)

January 31, 2012

Assets:
Investments, at value (Cost — $474,926,265)	$471,382,107
Foreign currency, at value (Cost — $300,532)	290,365
Cash	14,996,803
Interest receivable	9,504,431
Receivable for securities sold	5,795,470
Receivable for Fund shares sold	1,315,233
Unrealized appreciation on forward foreign currency contracts	114,540
Deposits with brokers for open futures contracts	1,103
Prepaid expenses	39,829
Total Assets	503,439,881

Liabilities:
Payable for securities purchased	17,607,669
Payable for Fund shares repurchased	2,731,977
Written options, at value (premiums received $1,652,599)	1,424,076
Investment management fee payable	238,864
Distributions payable	204,636
Service and/or distribution fees payable	161,803
Unrealized depreciation on forward foreign currency contracts	57,605
Trustees’ fees payable	13,962
Accrued expenses	402,405
Total Liabilities	22,842,997
Total Net Assets	$480,596,884

Net Assets:
Par value (Note 7)	$815
Paid-in capital in excess of par value	630,081,393
Overdistributed net investment income	(319,255)
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(145,889,985)
Net unrealized depreciation on investments, written options and foreign currencies	(3,276,084)
Total Net Assets	$480,596,884

See Notes to Financial Statements.

Legg Mason Western Asset High Income Fund 2012 Semi-Annual Report	23

Shares Outstanding:
Class A	48,391,803
Class B	2,915,003
Class C	26,693,941
Class I	3,514,803

Net Asset Value:
Class A (and redemption price)	$5.89
Class B*	$5.83
Class C*	$5.92
Class I (and redemption price)	$5.91
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$6.15

*	Redemption price per share is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

24	Legg Mason Western Asset High Income Fund 2012 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended January 31, 2012

Investment Income:
Interest	$18,572,633
Dividends	577,303
Less: Foreign taxes withheld	(1,695)
Total Investment Income	19,148,241

Expenses:
Investment management fee (Note 2)	1,355,877
Service and/or distribution fees (Notes 2 and 5)	941,869
Transfer agent fees (Note 5)	254,794
Registration fees	34,894
Legal fees	30,664
Audit and tax	29,528
Fund accounting fees	22,858
Shareholder reports	22,138
Insurance	8,025
Trustees’ fees	4,201
Custody fees	3,184
Miscellaneous expenses	2,064
Total Expenses	2,710,096
Net Investment Income	16,438,145

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(8,245,155)
Futures contracts	384,082
Written options	3,196,935
Swap contracts	(667,084)
Foreign currency transactions	27,963
Net Realized Loss	(5,303,259)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(13,997,035)
Futures contracts	304,757
Written options	(1,093,277)
Foreign currencies	42,747
Change in Net Unrealized Appreciation (Depreciation)	(14,742,808)
Net Loss on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	(20,046,067)
Decrease in Net Assets from Operations	$(3,607,922)

See Notes to Financial Statements.

Legg Mason Western Asset High Income Fund 2012 Semi-Annual Report	25

Statements of changes in net assets

For the Six Months Ended January 31, 2012 (unaudited) and the Year Ended July 31, 2011	2012	2011

Operations:
Net investment income	$16,438,145	$35,724,694
Net realized gain (loss)	(5,303,259)	9,807,792
Change in net unrealized appreciation (depreciation)	(14,742,808)	16,424,856
Increase (Decrease) in Net Assets From Operations	(3,607,922)	61,957,342

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(17,555,991)	(37,510,685)
Decrease in Net Assets From Distributions to Shareholders	(17,555,991)	(37,510,685)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	100,002,674	132,630,929
Reinvestment of distributions	16,176,923	34,096,221
Cost of shares repurchased	(82,502,008)	(208,676,209)
Increase (Decrease) in Net Assets From Fund Share Transactions	33,677,589	(41,949,059)
Increase (Decrease) in Net Assets	12,513,676	(17,502,402)

Net Assets:
Beginning of period	468,083,208	485,585,610
End of period*	$480,596,884	$468,083,208
* Includes (overdistributed) undistributed net investment income, respectively, of:	$(319,255)	$798,591

See Notes to Financial Statements.

26	Legg Mason Western Asset High Income Fund 2012 Semi-Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class A Shares[1]	2012[2]	2011	2010	2009	2008	2007

Net asset value, beginning of period	$6.17	$5.86	$5.12	$5.87	$6.56	$6.64

Income (loss) from operations:
Net investment income	0.22	0.46	0.52	0.58	0.56	0.52
Net realized and unrealized gain (loss)	(0.28)	0.33	0.75	(0.77)	(0.68)	(0.07)
Proceeds from settlement of a regulatory matter	—	—	0.01	—	—	—
Total income (loss) from operations	(0.06)	0.79	1.28	(0.19)	(0.12)	0.45

Less distributions from:
Net investment income	(0.22)	(0.48)	(0.54)	(0.56)	(0.57)	(0.53)
Total distributions	(0.22)	(0.48)	(0.54)	(0.56)	(0.57)	(0.53)

Net asset value, end of period	$5.89	$6.17	$5.86	$5.12	$5.87	$6.56
Total return[3]	(0.75)%	13.95%	25.84%[4]	(1.10)%	(2.10)%	6.75%

Net assets, end of period (millions)	$285	$261	$273	$209	$230	$310

Ratios to average net assets:
Gross expenses	1.02%[5]	1.00%	0.99%	1.07%	0.93%	0.94%[6]
Net expenses[7]	1.02 [5]	1.00	0.99	1.07	0.93	0.94 [6,8]
Net investment income	7.45 [5]	7.53	9.31	12.69	8.78	7.54

Portfolio turnover rate	29%	90%	99%	51%	51%	63%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2012 (unaudited).

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 25.63%. Class A received $468,885 related to this distribution.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.92%.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Western Asset High Income Fund 2012 Semi-Annual Report	27

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class B Shares[1]	2012[2]	2011	2010	2009	2008	2007

Net asset value, beginning of period	$6.27	$5.96	$5.14	$5.89	$6.59	$6.67

Income (loss) from operations:
Net investment income	0.20	0.44	0.50	0.56	0.52	0.49
Net realized and unrealized gain (loss)	(0.29)	0.34	0.75	(0.77)	(0.69)	(0.06)
Proceeds from settlement of a regulatory matter	—	—	0.08	—	—	—
Total income (loss) from operations	(0.09)	0.78	1.33	(0.21)	(0.17)	0.43

Less distributions from:
Net investment income	(0.35)	(0.47)	(0.51)	(0.54)	(0.53)	(0.51)
Total distributions	(0.35)	(0.47)	(0.51)	(0.54)	(0.53)	(0.51)

Net asset value, end of period	$5.83	$6.27	$5.96	$5.14	$5.89	$6.59
Total return[3]	(1.14)%	13.37%	26.83%[4]	(1.63)%	(2.77)%	6.25%

Net assets, end of period (millions)	$17	$24	$39	$45	$76	$118

Ratios to average net assets:
Gross expenses	1.70%[5]	1.55%	1.51%	1.55%	1.50%	1.42%[6]
Net expenses[7]	1.70 [5]	1.55	1.51	1.55	1.50	1.42 [6,8]
Net investment income	6.79 [5]	7.00	8.89	12.11	8.20	7.06

Portfolio turnover rate	29%	90%	99%	51%	51%	63%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2012 (unaudited).

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 25.14%. Class B received $556,573 related to this distribution.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.40%.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

28	Legg Mason Western Asset High Income Fund 2012 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class C Shares[1]	2012[2]	2011	2010	2009	2008	2007

Net asset value, beginning of period	$6.20	$5.89	$5.15	$5.90	$6.59	$6.67

Income (loss) from operations:
Net investment income	0.20	0.43	0.50	0.56	0.53	0.49
Net realized and unrealized gain (loss)	(0.27)	0.33	0.74	(0.76)	(0.68)	(0.06)
Proceeds from settlement of a regulatory matter	—	—	0.01	—	—	—
Total income (loss) from operations	(0.07)	0.76	1.25	(0.20)	(0.15)	0.43

Less distributions from:
Net investment income	(0.21)	(0.45)	(0.51)	(0.55)	(0.54)	(0.51)
Total distributions	(0.21)	(0.45)	(0.51)	(0.55)	(0.54)	(0.51)

Net asset value, end of period	$5.92	$6.20	$5.89	$5.15	$5.90	$6.59
Total return[3]	(0.96)%	13.30%	25.19%[4]	(1.48)%	(2.48)%	6.31%

Net assets, end of period (millions)	$158	$166	$162	$147	$189	$255

Ratios to average net assets:
Gross expenses	1.49%[5]	1.45%	1.44%	1.51%	1.40%	1.39%[6]
Net expenses[7]	1.49 [5]	1.45	1.44	1.49 [8,9]	1.38 [8,9]	1.36 [6,8,9]
Net investment income	7.00 [5]	7.08	8.89	12.23	8.33	7.10

Portfolio turnover rate	29%	90%	99%	51%	51%	63%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2012 (unaudited).

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 24.98%. Class C received $162,810 related to this distribution.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.38% and 1.34%, respectively.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

As a result of a contractual expense limitation, effective March 16, 2007 through December 1, 2008, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets for Class C shares did not exceed 1.38%.

See Notes to Financial Statements.

Legg Mason Western Asset High Income Fund 2012 Semi-Annual Report	29

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class I Shares[1]	2012[2]	2011	2010	2009	2008	2007

Net asset value, beginning of period	$6.20	$5.88	$5.14	$5.89	$6.59	$6.68

Income (loss) from operations:
Net investment income	0.23	0.47	0.53	0.60	0.58	0.54
Net realized and unrealized gain (loss)	(0.29)	0.34	0.76	(0.77)	(0.69)	(0.07)
Total income (loss) from operations	(0.06)	0.81	1.29	(0.17)	(0.11)	0.47

Less distributions from:
Net investment income	(0.23)	(0.49)	(0.55)	(0.58)	(0.59)	(0.56)
Total distributions	(0.23)	(0.49)	(0.55)	(0.58)	(0.59)	(0.56)

Net asset value, end of period	$5.91	$6.20	$5.88	$5.14	$5.89	$6.59
Total return[3]	(0.77)%	14.16%	26.00%	(0.71)%	(1.93)%	6.90%

Net assets, end of period (millions)	$21	$17	$12	$7	$8	$7

Ratios to average net assets:
Gross expenses	0.76%[4]	0.81%	0.93%	0.74%	0.65%	0.65%[5]
Net expenses[6]	0.76 [4,7]	0.81 [7]	0.79 [7,8]	0.74	0.65	0.65 [5,8]
Net investment income	7.72 [4]	7.72	9.48	13.00	9.12	7.72

Portfolio turnover rate	29%	90%	99%	51%	51%	63%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2012 (unaudited).

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.62%.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

30	Legg Mason Western Asset High Income Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Western Asset High Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Legg Mason Western Asset High Income Fund 2012 Semi-Annual Report	31

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$397,644,610	$3,924,667	$401,569,277
Collateralized senior loans	—	14,984,605	5,434,566	20,419,171
Convertible bonds & notes	—	3,197,854	1,340,874	4,538,728
Common stocks	$7,263,684	1,899,953	2,429,657	11,593,294
Convertible preferred stocks	1,945,860	—	—	1,945,860
Preferred stocks	9,348,419	423,407	—	9,771,826
Purchased options	—	1,356,060	—	1,356,060
Warrants	454,181	325,976	9,986	790,143
Total long-term investments	$19,012,144	$419,832,465	$13,139,750	$451,984,359
Short-term investments†	—	19,397,748	—	19,397,748
Total investments	$19,012,144	$439,230,213	$13,139,750	$471,382,107
Other financial instruments:
Forward foreign currency contracts	—	114,540	—	114,540
Total	$19,012,144	$439,344,753	$13,139,750	$471,496,647

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	—	$1,424,076	—	$1,424,076
Forward foreign currency contracts	—	57,605	—	57,605
Total	—	$1,481,681	—	$1,481,681

†	See Schedule of Investments for additional detailed categorizations.

32	Legg Mason Western Asset High Income Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Corporate Bonds & Notes	Collateralized Senior Loans	Convertible Bonds & Notes	Common Stocks	Preferred Stocks	Warrants	Total
Balance as of July 31, 2011	$4,154,675	$2,417,490	—	$4,609,559	$421,300	$387,490	$11,990,514
Accrued premiums/discounts	6,924	—	$11,811	—	—	—	18,735
Realized gain (loss)[1]	(36,570)	—	(2)	272,807	—	—	236,235
Change in unrealized appreciation (depreciation)[2]	(739,318)	—	(896,225)	(309,448)	(51,651)	(108,378)	(2,105,020)
Purchases	2,698,303	5,434,566	2,466,781	29,499		—	10,629,149
Sales	(990,750)	(2,417,490)	(241,491)	(272,807)	(369,649)		(4,292,187)
Transfers into Level 3[3]	1,082,603	—	—	—	—	—	1,082,603
Transfers out of Level 3[4]	(2,251,200)	—	—	(1,899,953)	—	(269,126)	(4,420,279)
Balance as of January 31, 2012	$3,924,667	$5,434,566	$1,340,874	$2,429,657	—	$9,986	$13,139,750
Net change in unrealized appreciation (depreciation) for investments in securities still held at January 31, 2012[2]	$(595,643)	—	$(896,225)	$4,284	—	$(19,562)	$(1,507,146)

The	Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[4]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the

Legg Mason Western Asset High Income Fund 2012 Semi-Annual Report	33

repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the statement of assets and liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

34	Legg Mason Western Asset High Income Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(e) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of January 31, 2012, the Fund had no open swap agreements.

For average notional amounts of swaps held during the six months ended January 31, 2012, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum

Legg Mason Western Asset High Income Fund 2012 Semi-Annual Report	35

potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(f) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract

36	Legg Mason Western Asset High Income Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(h) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Legg Mason Western Asset High Income Fund 2012 Semi-Annual Report	37

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(j) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(k) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically

38	Legg Mason Western Asset High Income Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of January 31, 2012, the Fund held written options and forward foreign currency contracts with credit related contingent features which had a liability position of $1,481,681. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(m) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(n) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(o) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(p) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

Legg Mason Western Asset High Income Fund 2012 Semi-Annual Report	39

(q) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of January 31, 2012, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(r) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.60% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited a sub-advisory fee of 0.30% of the net assets managed by Western Asset Limited.

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

The investment manager is permitted to recapture amounts previously waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the investment manager recapture any amount that would result, on any particular

40	Legg Mason Western Asset High Income Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other share of Funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended January 31, 2012, LMIS and its affiliates received sales charges of approximately $28,000 on sales of the Fund’s Class A shares. In addition, for the six months ended January 31, 2012, CDSCs paid to LMIS and its affiliates were approximately:

	Class A		Class B	Class C
CDSCs	$0	*	$4,000	$13,000

*	Amount represents less than $1,000.

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of January 31, 2012, the Fund had accrued $6,902 as deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended January 31, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

Investments
Purchases	$144,133,383
Sales	125,743,183

Legg Mason Western Asset High Income Fund 2012 Semi-Annual Report	41

At January 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$22,180,065
Gross unrealized depreciation	(25,724,223)
Net unrealized depreciation	$(3,544,158)

During the six months ended January 31, 2012, written option transactions for the Fund were as follows:

	Notional Par	Premiums
Written options, outstanding as of July 31, 2011	196,980,000	$3,324,295
Options written	101,545,200	1,878,299
Options closed	(23,600,000)	(702,200)
Options exercised	—	—
Options expired	(191,880,000)	(2,847,795)
Written options, outstanding as of January 31, 2012	83,045,200	$1,652,599

At January 31, 2012, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Euro	Citibank N.A.	771,234	$1,008,838	2/16/12	$(57,605)
Contracts to Sell:
Euro	Royal Bank of Scotland PLC	1,611,130	2,107,493	2/16/12	114,540
Net unrealized gain on open forward foreign currency contracts					$56,935

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at January 31, 2012.

ASSET DERIVATIVES[1]
	Foreign Exchange Risk	Credit Risk	Total
Purchased options[2]		$1,356,060	$1,356,060
Forward foreign currency contracts	$114,540	—	114,540
Total	$114,540	$1,356,060	$1,470,600

42	Legg Mason Western Asset High Income Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

LIABILITY DERIVATIVES[1]
	Foreign Exchange Risk	Credit Risk	Total
Written options	—	$1,424,076	$1,424,076
Forward foreign currency contracts	$57,605	—	57,605
Total	$57,605	$1,424,076	$1,481,681

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended January 31, 2012. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options	—	—	$(1,299,000)	$(1,299,000)
Written options	—	—	3,196,935	3,196,935
Futures contracts	$384,082	—	—	384,082
Swap contracts	—	—	(667,084)	(667,084)
Forward foreign currency contracts	—	$48,222	—	48,222
Total	$384,082	$48,222	$1,230,851	$1,663,155

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options	—	—	$524,731	$524,731
Written options	—	—	(1,093,277)	(1,093,277)
Futures contracts	$304,757	—	—	304,757
Forward foreign currency contracts	—	$65,887	—	65,887
Total	$304,757	$65,887	$(568,546)	$(197,902)

Legg Mason Western Asset High Income Fund 2012 Semi-Annual Report	43

During the six months ended January 31, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$247,570
Written options	569,435
Forward foreign currency contracts (to buy)	1,071,815
Forward foreign currency contracts (to sell)	2,260,032
Futures contracts (to buy)†	3,432,835
Futures contracts (to sell)†	11,388,715

Average Notional Balance
Credit default swap contracts (to sell protection)†	$1,428,571

†	At January 31, 2012, there were no open positions held in this derivative.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% and 0.45% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the six months ended January 31, 2012, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$322,851	$129,774
Class B	75,919	27,861
Class C	543,099	89,204
Class I	—	7,955
Total	$941,869	$254,794

6. Distributions to shareholders by class

	Six Months Ended January 31, 2012	Year Ended July 31, 2011
Net Investment Income:
Class A	$9,994,969	$21,166,306
Class B	1,164,891	2,613,522
Class C	5,663,641	12,555,173
Class I	732,490	1,175,684
Total	$17,555,991	$37,510,685

7. Shares of beneficial interest

At January 31, 2012, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest

44	Legg Mason Western Asset High Income Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended January 31, 2012		Year Ended July 31, 2011
	Shares	Amount	Shares	Amount
Class A
Shares sold	13,900,413	$80,394,191	16,032,794	$98,027,144
Shares issued on reinvestment	1,638,108	9,439,080	3,187,091	19,458,752
Shares repurchased	(9,419,926)	(54,603,985)	(23,414,497)	(142,089,508)
Net increase (decrease)	6,118,595	$35,229,286	(4,194,612)	$(24,603,612)

Class B
Shares sold	52,800	$305,262	724,787	$4,515,611
Shares issued on reinvestment	183,628	1,058,159	385,967	2,392,153
Shares repurchased	(1,222,324)	(7,116,294)	(3,775,388)	(23,611,687)
Net decrease	(985,896)	$(5,752,873)	(2,664,634)	$(16,703,923)

Class C
Shares sold	2,181,760	$12,567,234	3,651,874	$22,345,371
Shares issued on reinvestment	924,935	5,355,238	1,915,105	11,752,227
Shares repurchased	(3,196,449)	(18,504,974)	(6,317,121)	(38,940,699)
Net decrease	(89,754)	$(582,502)	(750,142)	$(4,843,101)

Class I
Shares sold	1,162,146	$6,735,987	1,261,700	$7,742,803
Shares issued on reinvestment	56,099	324,446	80,270	493,089
Shares repurchased	(390,370)	(2,276,755)	(653,958)	(4,034,315)
Net increase	827,875	$4,783,678	688,012	$4,201,577

8. Capital loss carryforward

As of July 31, 2011, the Fund had a net capital loss carryforward of approximately $134,746,772, of which $16,108,849 expires in 2012, $29,939 expires in 2014, $6,902,446 expires in 2016, $29,983,749 expires in 2017, $64,100,133 expires in 2018 and $17,621,656 expires in 2019. These amounts will be available to offset any future taxable capital gains.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Legg Mason Western Asset High Income Fund 2012 Semi-Annual Report	45

9. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the

46	Legg Mason Western Asset High Income Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. On June 9, 2011, the Court of Appeals issued a Summary Order affirming the District Court’s dismissal of all claims with the exception of Plaintiffs’ Section 36(b) claim as it relates to Transfer Agent fees paid to an affiliate of the Managers. The case has been remanded to the District Court for further proceedings in accordance with the Summary Order.

Plaintiffs agreed to dismiss the case, and a Stipulation of Dismissal with Prejudice was filed with the court on October 20, 2011, terminating the litigation.

*  *  *

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (prior to May 31, 2010, the Fund was known as Western Asset / CitiSM New York Tax Free Reserves, and prior to June 1, 2009, as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both a derivative claim on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason (the “Derivative Claim”). In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures (the “Putative Class Claims”). The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board.

The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action

Legg Mason Western Asset High Income Fund 2012 Semi-Annual Report	47

demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit reserved judgment after determining that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law regarding the statute governing derivative proceedings was better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court.

On August 23, 2010, the Massachusetts Supreme Judicial Court answered the certified question, concluding that a derivative action must be dismissed under applicable state law following a corporation’s independent determination, made in good faith and after reasonable inquiry, that maintenance of the derivative proceeding is not in the best interests of the corporation, regardless whether the derivative complaint has been filed before or after the corporation’s rejection of the shareholder’s demand.

On May 6, 2011, the U.S. Court of Appeals for the Second Circuit affirmed the district court’s dismissal of the Putative Class Claims. With regard to the Derivative Claim, to which the certified question related and as to which the district court granted a motion to dismiss, the Second Circuit vacated the district court’s judgment and remanded with instructions to the court to convert the motion to dismiss to a motion for summary judgment, and to rule on that motion, after further discovery should the court determine that such further discovery is warranted. On August 4, 2011, the Court held a status conference and granted plaintiff leave to file a motion for particularized discovery, while indicating that any attempt to amend the existing Compliant would be denied. On September 16, 2011, plaintiff filed motions for discovery and to amend the Complaint. Defendants filed oppositions to those two motions on October 27, 2011.

10. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820)—Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

48	Legg Mason Western Asset High Income Fund

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 7-8, 2011, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Legg Mason Western Asset High Income Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund. At that meeting, the Board, including the Independent Trustees, also approved for an annual period the continuation of a sub-advisory agreement (together with the Sub-Advisory Agreement, the “Sub-Advisory Agreements”) between the Subadviser and Western Asset Management Company Limited (together with the Subadviser, the “Subadvisers”), an affiliate of the Manager and the Subadviser, with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreements and was given the opportunity to ask questions and request additional information from management. In addition, the Independent Trustees submitted questions to management before the meeting and considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadvisers, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadvisers pursuant to the Sub-Advisory Agreements.

Board approval of management agreement and sub-advisory agreements

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreements. The Independent Trustees also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager or Subadvisers were present. In approving the Management Agreement and Sub-Advisory Agreements, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as

Legg Mason Western Asset High Income Fund	49

the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements, and each Trustee may have attributed different weight to the various factors.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadvisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadvisers took into account the Board’s knowledge gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadvisers, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadvisers had expanded over time as a result of regulatory, market and other developments, including maintaining and monitoring their own and the Fund’s compliance programs. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadvisers regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Manager’s and each Subadviser’s risk management processes.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and each Subadviser’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadvisers.

The Board considered the division of responsibilities between the Manager and the Subadvisers and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadvisers’ policies and practices regarding the selection of brokers and dealers and the execution of portfolio transactions. In addition, management also reported to the Board on, among other things, its business plans and organizational changes.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against

50	Legg Mason Western Asset High Income Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as high current yield funds by Lipper, showed, among other data, that the Fund’s performance for the 1-, 3-, 5- and 10-year periods ended June 30, 2011 was above the median.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreements were sufficient for renewal. The Board noted that the performance of the Fund was satisfactory.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadvisers. In addition, the Board noted that the compensation paid to the Subadvisers is paid by the Manager, not the Fund.

In addition, the Board received and considered information comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in services provided to these difference types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts. The Board also considered and discussed information about the Subadvisers’ fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fee. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of retail front-end load funds (including the Fund) classified as high current yield funds and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee was below the median and Actual Management Fee was above the median. The Board noted that the Fund’s actual total expense ratio was below the median. The Board took into account management’s discussion of the

Legg Mason Western Asset High Income Fund	51

Fund’s expenses. The Board also considered that the current expense limitation applicable to one of the Fund’s share classes is expected to continue through December 2013.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed in the past by an outside consultant and remained substantially unchanged. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that although the Fund’s Contractual Management Fee does not currently have breakpoints in place, the Fund’s Contractual Management Fee is approximately equivalent to the asset-weighted average of management fees paid by the other funds with the same Lipper investment classification/objective at all asset levels. The Board also noted that the Fund’s Contractual Management Fee is below the median of the expense group.

The Board determined that the management fee structure for the Fund was reasonable.

Other benefits to the manager and the subadvisers

The Board considered other benefits received by the Manager, the Subadvisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadvisers to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

*  *  *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreements would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

Legg Mason Western Asset

High Income Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken

Chairman

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason Western Asset High Income Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Legg Mason Western Asset High Income Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Western Asset High Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD2172 3/12 SR12-1608

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken) Chief Executive Officer of
Legg Mason Partners Income Trust

Date:	March 26, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken) Chief Executive Officer of Legg Mason Partners Income Trust

Date:	March 26, 2012

By:	/S/ RICHARD F. SENNETT
(Richard F. Sennett) Principal Financial Officer of Legg Mason Partners Income Trust

Date:	March 26, 2012